UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 26, 2009

Commission	Registrant; State of Incorporation;	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.

000-53742	FIRSTENERGY SOLUTIONS CORP.	31-1560186
(An Ohio Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 26, 2009, FirstEnergy Corp., the sole shareholder of FirstEnergy Solutions Corp. (FES) common stock, approved FES’ amended and restated Code of Regulations.  The Code of Regulations was revised to amend the provision by which shareholders can take action without a meeting.  The amendment provides that any action which may be taken by vote of the shareholders at a meeting may be taken without a meeting if authorized by a writing signed by all of the holders of shares who would be entitled to notice of a meeting for such purpose.  The amendment was effective as of August 26, 2009.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description
3.1	Amended and Restated Code of Regulations of FirstEnergy Solutions Corp. effective as of August 26, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

August 27, 2009

FIRSTENERGY SOLUTIONS CORP.
Registrant

By:	/s/ Harvey L. Wagner
Harvey L. Wagner Vice President and Controller